Exhibit 99.2

CECO Environmental Corp. and Subsidiaries

Unaudited Pro Forma Condensed Combined Financial Information

In thousands, except share data

On November 3, 2014 (the “Closing Date”), CECO Environmental Corp., through its subsidiary Fisher-Klosterman, Inc. (collectively, the “Company” or “CECO”), acquired 100% of the membership interests of Emtrol LLC (“Emtrol”), a New York limited liability company, pursuant to the terms of a Membership Interest Purchase Agreement (“MIPA”) among CECO and each of the members of Emtrol (the “Sellers”). Emtrol and its subsidiary are engaged in the business of designing and manufacturing of fluid catalytic cracking (“FCC”) and industrial cyclone technology for a variety of industries including the refinery, petrochemical, and chemical sectors.

The Company paid cash at closing of $32,000, which was financed with additional debt. The Company also issued 453,858 shares of the Company’s common stock with an agreed upon value of $6,000 computed based on the average closing price of the Company’s common stock for the thirty trading days immediately preceding the Closing Date. The shares of common stock issued to the Sellers contain restrictions on sale or transfer for periods ranging from one to two years from the Closing Date. Accordingly, the preliminary fair value of the common stock issued has been determined to be $5,435, which reflects the estimated fair value of the shares based on the closing price of the Company’s common stock on the Closing Date and a discount related to the sale and transfer restrictions.

The unaudited pro forma condensed combined balance sheet as of September 30, 2014 is presented as if the acquisition of Emtrol had occurred on that date. The unaudited pro forma condensed combined statements of income for the year ended December 31, 2013 and nine months ended September 30, 2014 are presented as if the Emtrol acquisition had occurred on January 1, 2013.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the consolidated financial position or results of operations that would have actually been reported had the acquisition occurred as of the dates indicated, nor is it necessarily indicative of future consolidated financial position or results of operations. The unaudited pro forma condensed combined financial information does not include, nor does it assume, any benefits from cost savings or synergies of the combined operations or the costs necessary to achieve these cost savings, or synergies, and such differences may be material.

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting and was based on the audited financial statements of CECO and Emtrol as of and for the year ended December 31, 2013, and interim financial results of CECO and Emtrol as of September 30, 2014 and for the nine months then ended. The estimated fair values of the assets acquired and liabilities assumed, and the related tax balances, are based on preliminary estimates and assumptions. These preliminary estimates and assumptions could change significantly during the purchase price measurement period as we finalize the valuations of the assets acquired and liabilities assumed, and the related tax balances. Such changes could result in material variances between the Company’s future financial results and the amounts presented in the unaudited pro forma information, including variances in the estimated purchase price, fair values recorded and expenses associated with these items.

The unaudited pro forma condensed combined financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto included in its Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and with Emtrol’s historical consolidated financial statements and notes thereto included in the Company’s Current Report on Form 8-K/A to which this document is filed as an exhibit.

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2014

(in thousands, except share and per share amounts)	Historical CECO	Historical Emtrol	Notes	Pro Forma Adjustments		Pro Forma Condensed Combined
Current Assets:
Cash and cash equivalents	$18,039	$8,947			$—	$26,986
Accounts receivable, net	$47,639	$4,804			$—	$52,443
Costs and estimated earnings in excess of billings on uncompleted contracts	$13,999	$8,383			$—	$22,382
Inventories, net	$26,541	$8			$—	$26,549
Prepaid expenses and other current assets	$6,594	$342			$—	$6,936
Prepaid income taxes	$8,471	—			$—	$8,471
Assets held for sale	$4,210	—			$—	$4,210

TOTAL CURRENT ASSETS	$125,493	$22,484			$—	$147,977
Property, plant and equipment, net	$18,173	$126			$—	$18,299
Goodwill	$144,267	$2,992	C		$10,827	$158,086
Intangible assets — finite life, net	$40,399	$—	D		$15,750	$56,149
Intangible assets — indefinite life	$18,169	$—			$—	$18,169
Deferred charges and other assets	$4,051	$—	F		$70	$4,121

TOTAL ASSETS	$350,552	$25,602			$26,647	$402,801

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt	$8,236	$—	A		$529	$8,765
Accounts payable and accrued expenses	$33,565	$14,488	F		$370	48,766
			G		$343
Billings in excess of costs and estimated earnings on uncompleted contracts	$12,812	$—			$—	$12,812
Income taxes payable	$1,131	$237			$—	$1,368

TOTAL CURRENT LIABILITIES	$55,744	$14,725			$1,242	$71,711
Other liabilities	$11,180	$—			$—	$11,180
Debt, less current portion	$76,074	$19	A		$31,471	$107,264
			F		$(300)
Deferred income tax liability, net	$29,690	$—			$—	$29,690

TOTAL LIABILITIES	$172,688	$14,744			$32,413	$219,845
COMMITMENTS AND CONTINGENCIES
Shareholders’ equity:
Preferred stock, $0.01 par value; 10,000 shares authorized, none issued	$—	$—			$—	$—
Common stock, $0.01 par value; 100,000,000 shares authorized, 25,865,569 and 26,319,427 shares issued as of September 30, 2014 and pro forma, respectively	$259	$—	B		$5	$264
Capital in excess of par value	$161,360	$—	B		$5,430	$166,790
Accumulated earnings	$18,754	$10,442	E		$(10,442)	$18,411
			G	$	(343)
Accumulated other comprehensive loss	$(2,153)	$416	E		$(416)	$(2,153)

	$178,220	$10,858			$(5,766)	$183,312
Less treasury stock, at cost, 137,920 shares as of September 30, 2014 and pro forma	$(356)	$—			$—	$(356)

TOTAL SHAREHOLDERS’ EQUITY	$177,864	$10,858			$(5,766)	$182,956

	$350,552	$25,602			$26,647	$402,801

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2013

(amounts in thousands, except share and per share amounts)

	Historical CECO	Historical Emtrol		Pro Forma Adjustments	Pro Forma Condensed Combined
Net sales	$197,317	$33,371		$—	$230,688
Cost of sales	$135,762	$27,208		$—	$162,970

GROSS PROFIT	$61,555	$6,163		$—	$67,718
Selling and administrative expenses	$37,098	$4,185		$—	$41,283
Acquisition and integration expenses	$7,224	$—		$—	$7,224
Amortization and earnout expenses	$6,761	$—	D	$2,310	$9,071
Legal reserves	$3,500	$—		$—	$3,500

INCOME FROM OPERATIONS	$6,972	$1,978		$(2,310)	$6,640
Other (expense) income, net	$982	$126		$—	$1,108
Interest expense	$(1,499)	$—	F	$(72)	$(2,285)
			H	$(714)

INCOME BEFORE TAXES	$6,455	$2,104		$(3,096)	$5,463
Income tax (benefit) expense	$(102)	$179	I	$(1,053)	$(481)
			J	495

NET INCOME	$6,557	$1,925		$(2,538)	$5,944

Per share data:
Basic net income per share	$0.33				$0.29
Diluted net income per share	$0.32				$0.28
Weighted average number of common shares outstanding:
Basic	20,116,991		B	453,858	20,570,849
Diluted	20,719,951		B	453,858	21,173,809

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

(amounts in thousands, except share and per share amounts)

	Historical CECO	Historical Emtrol		Pro Forma Adjustments	Pro Forma Condensed Combined
Net sales	$187,111	$29,837		$—	$216,948
Cost of sales	$124,875	$24,731		$—	$149,606

GROSS PROFIT	$62,236	$5,106		$—	$67,342
Selling and administrative expenses	$36,402	$3,536		$—	$39,938
Acquisition and integration expenses	$321	$—		$—	$321
Amortization and earnout expenses	$7,288	$—	D	$1,733	$9,021
Legal reserves	$300	$—		$—	$300

INCOME FROM OPERATIONS	$17,925	$1,570		$(1,733)	$17,762
Other (expense) income, net	$(1,686)	$93		$—	$(1,593)
Interest expense	$(2,255)	$—	F	$(54)	$(2,844)
			H	$(535)

INCOME BEFORE TAXES	$13,984	$1,663		$(2,322)	$13,325
Income tax expense	$2,767	$240	I	$(789)	$2,462
			J	244

NET INCOME	$11,217	$1,423		$(1,777)	$10,863

Per share data:
Basic net income per share	$0.44				$0.42
Diluted net income per share	$0.43				$0.41
Weighted average number of common shares outstanding:
Basic	25,647,561		B	453,858	26,101,419
Diluted	26,105,415		B	453,858	26,559,273

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(amounts in thousands, except share data)

1. Description of Transaction

On November 3, 2014 (the “Closing Date”), CECO Environmental Corp., through its subsidiary Fisher-Klosterman, Inc. (collectively, the “Company” or “CECO”), acquired 100% of the membership interests of Emtrol LLC (“Emtrol”), a New York limited liability company, pursuant to the terms of a Membership Interest Purchase Agreement (“MIPA”) among CECO and each of the members of Emtrol (the “Sellers”). Emtrol and its subsidiary are engaged in the business of designing and manufacturing of fluid catalytic cracking (“FCC”) and industrial cyclone technology for a variety of industries including the refinery, petrochemical, and chemical sectors.

The Company paid cash at closing of $32,000, which was financed with additional debt. The Company also issued 453,858 shares of the Company’s common stock with an agreed upon value of $6,000 computed based on the average closing price of the Company’s common stock for the thirty trading days immediately preceding the Closing Date. The shares of common stock issued to the Sellers contain restrictions on sale or transfer for periods ranging from one to two years from the Closing Date. Accordingly, the preliminary fair value of the common stock issued has been determined to be $5,435, which reflects the estimated fair value of the shares based on the closing price of the Company’s common stock on the Closing Date and a discount related to the sale and transfer restrictions.

2. Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting and was based on the audited financial statements of CECO and Emtrol as of and for the year ended December 31, 2013, and interim financial results of CECO and Emtrol as of September 30, 2014 and for the nine months then ended. Certain reclassifications were made to the overall presentation of the historical Emtrol consolidated financial statements to conform to CECO’s presentation. The unaudited pro forma condensed combined statement of income for the year ended December 31, 2013 and nine months ended September 30, 2014 are presented as if the Emtrol acquisition had occurred on January 1, 2013.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the consolidated financial position or results of operations that would have actually been reported had the acquisition occurred as of January 1, 2013 or September 30, 2014, nor is it necessarily indicative of future consolidated financial position or results of operations. The unaudited pro forma condensed combined financial information does not include, nor does it assume, any benefits from cost savings or synergies of the combined operations or the costs necessary to achieve these cost savings, or synergies, and such differences may be material.

The estimated fair values of the assets acquired and liabilities assumed, and the related tax balances, are based on preliminary estimates and assumptions. These preliminary estimates and assumptions could change significantly during the purchase price measurement period as we finalize the valuations of the assets acquired and liabilities assumed, and the related tax balances. Such changes could result in material variances between the Company’s future financial results and the amounts presented in the unaudited pro forma information, including variances in the estimated purchase price, fair values recorded and expenses associated with these items.

The unaudited pro forma condensed combined financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto included in its Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and with Emtrol’s historical consolidated financial statements and notes thereto included in the Company’s Current Report on Form 8-K/A to which this document is filed as an exhibit.

Acquisition-related transaction costs are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred. The unaudited pro forma condensed combined statements of income do not include Emtrol acquisition-related transaction costs.

3. Assets Acquired and Liabilities Assumed

A summary of the total purchase price consideration to be allocated by CECO in the acquisition of Emtrol is provided below.

Cash payments at Closing	$32,000
Value of common stock transferred	5,435

Total purchase price consideration to be allocated	$37,435

The preliminary estimated assets acquired and liabilities assumed by CECO in the acquisition of Emtrol, reconciled to the consideration transferred, are provided below and are presented as if the acquisition had occurred on September 30, 2014.

Book value of net assets acquired	$10,858
Adjustment for elimination of historical goodwill	(2,992)

Adjusted book value of net tangible assets acquired	7,866
Adjustments to:
Goodwill	13,819
Intangible assets—finite life	15,750

Total purchase price consideration to be allocated	$37,435

4. Pro Forma Adjustments

This note should be read in conjunction with Note 1. Description of Transaction; Note 2 Basis of Presentation; and Note 3. Assets Acquired and Liabilities Assumed.

Adjustments under the heading “Pro Forma Adjustments” represent the following:

A.	To record the cash consideration paid at closing of $32,000 consisting of current debt of $529 and long-term debt of $31,471.

B.	To record the issuance of 453,858 shares of CECO common stock with an estimated value of $5,435.

C.	To record the preliminary estimated residual goodwill of $13,819 and eliminate the Emtrol historical goodwill of $2,992.

D.	To record the preliminary estimated fair value of intangible assets acquired from Emtrol. CECO engaged a third party valuation specialist to assist management. Based on the preliminary assessment, the acquired intangible asset categories, fair value and average amortization periods are as follows:

	Fair Value	Average Amortization Method/Period	Estimated Annual Amortization Expense
Intangible assets—finite life Customer relationships	$13,000	Cash flow	$1,950
Intangible assets—finite life Tradename	$1,900	10 years	$190
Intangible assets—finite life Non-compete agreements	$850	5 years	$170

Total	$15,750		$2,310

The preliminary estimated fair value of customer relationships and non-compete agreements are based upon pro forma cash flows using historical and market participant data. The preliminary estimated fair value of the tradename is based on the “relief from royalty” method.

E.	To eliminate shareholders’ equity of Emtrol as of the date of the acquisition.

F.	To record approximately $370 of deferred charges related to debt issuance costs associated with the debt facilities and record the expense of $72 annually, or $54 for the nine-month period.

G.	To record the accrual and offsetting charge to retained earnings for the estimated acquisition related expenses totaling approximately $343 that will be incurred and paid in 2014. No adjustment has been made to the unaudited pro forma condensed combined statement of income for these costs as they are non-recurring.

H.	To record interest on the term loan facility in connection with the Emtrol acquisition at Eurocurrency (as defined in the credit agreement) rate plus 200 basis points (2.25%, which is the market rate as of the date of this filing).

I.	To record the recognition of the income tax consequences of the pro forma adjustments herein. The adjustments have been tax effected at estimated statutory rates. Emtrol LCC is a single member LLC, therefore, for federal tax purposes, this acquisition is treated as an asset acquisition. As such, book and tax basis of assets and liabilities acquired will equal resulting in no additional deferred tax assets or liabilities.

J.	To record US Federal and New York State taxes of Emtrol LLC at a combined rate of 36%, as the US entity is now taxed as a C-Corporation.